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                                                                   EXHIBIT 10.31

                                   DEBENTURE

THIS DEBENTURE is made the           day of                        2002 BETWEEN:

(1) OCEAN CONVERSION (BVI) LTD., a company incorporated under the laws of the British Virgin Islands, whose registered office is at the offices of McNamara Corporate Services Limited, 2nd Floor, 116 Main Street,
         P O Box 3342, Road Town, Torto1a, British Virgin Islands (the "BORROWER"); and

(2) THE BANK OF N.T. BUTTERFIELD & SON LIMITED, a bank organised and existing under the laws of the island of Bermuda, whose registered office is at 65 Front Street, Hamilton, Bermuda (the "BANK").

NOW THIS DEBENTURE WITNESSES and IT IS AGREED as follows:

1        COVENANT TO PAY

1.1 The Borrower covenants to pay and discharge to the Bank on demand all moneys obligations and liabilities whether principal interest or otherwise which may now or at any time in the future be due owing or incurred by the Borrower to the Bank whether actual or contingent and whether alone severally or jointly as principal guarantor surety or otherwise and in whatever name or style and whether on any current or other account or in any other manner together with interest charges and other expenses so that interest shall be calculated and compounded as may be agreed from time to time between the parties or, if not agreed, in accordance with the usual practice of the Bank from time to time as well after as before any demand made or judgment obtained hereunder.

2        CHARGE

2.1 The Borrower as beneficial owner hereby charges with the payment or discharge of all moneys obligations and liabilities hereby covenanted to be paid or discharged by the Borrower including an initial facility in the sum of One Million Two Hundred and Fifty Thousand United States Dollars (US$1,250,000) together with all costs and expenses incurred by the Bank in relation to this Debenture or the moneys obligations and liabilities hereby secured:

         (a)      by way of first fixed charge:

                  (i) all mechanical, electrical and other equipment and all civil engineering works or plant including appurtenances thereto now or in the future belonging to the Borrower and used or to be used in the supply construction operation and otherwise in connection with any reverse osmosis desalination plant and all parts chemicals and supplies which may from time to time be used in connection with the plant;

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                  (ii)     all other plant and machinery computers office and
                           other equipment now or in the future belonging to the Borrower and the full benefit of any warranties or maintenance contracts for any of the same;

                  (iii) all cash at bank, book debts and other debts including rents now or in the future due or owing to the Borrower;

                  (iv) all stocks shares bonds and other securities now or in the future belonging to the Borrower together with all dividends and other rights deriving therefrom;

                  (v) the goodwill of the Borrower and its uncalled capital for the time being;

                  (vi) the benefit of any licences and all patent applications inventions trade marks service marks designs and trade names copyright knowhow and other intellectual property rights and all fees, royalties and other rights of every kind deriving therefrom now or in the future belonging to the Borrower;

                  (vii) all other fixed assets of the Borrower to include all undertaking and all other property assets and rights whatsoever and wheresoever present and future not hereby effectively charged by way of first fixed charge;

         (b) by way of first floating charge the whole of the Borrower's undertaking and all its property and assets whatsoever and wheresoever present and future other than the property and assets from time to time effectively charged to the Bank by way of legal mortgage or fixed charge by this Debenture.

         Nothing herein shall be construed as creating a charge over any land or interest therein, unless the Bank shall have first obtained a requisite non-belonger land holding licence under the provisions of the Non-Belongers Land Holding Regulation Act (Cap. 122) to hold such charge.

2.2 The Bank may convert the floating charge at any time by notice in writing to the Borrower into a fixed charge as regards all the property and assets which for the time being are the subject of such floating charge or, as the case may be, such of the said property and assets as are specified by such notice. The floating charge created by this Debenture shall unless otherwise agreed in writing by the Bank automatically and without notice immediately be converted into a fixed charge in the event that the Borrower shall create or permit to subsist any mortgage charge pledge lien or other security interest other than this Debenture or if any person takes any step to levy any distress attachment execution or other legal process against any of the said property or assets.


2.3 The security from time to time constituted by or pursuant to this Debenture shall be in

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         addition to and shall not prejudice determine or affect any other security which the Bank may from time to time hold for or in respect of all or any part of the moneys obligations and liabilities hereby secured. No prior security held by the Bank over the property charged by this Debenture or any part of it shall merge in the security created hereby or pursuant hereto which will remain in force and effect as a continuing security until discharged by the Bank.

3        RESTRICTIONS ON DEALING

3.1      The Borrower shall not without the prior written consent of the Bank:

         (a) create or permit to subsist any mortgage debenture charge pledge lien (other than a lien arising by operation of law in the ordinary course of trading) or other encumbrance or security interest on any of its assets other than this Debenture;

         (b) sell transfer lease lend or otherwise dispose of the whole or any part of its undertaking or (save in the normal course of trading at not less than market value) of its assets or enter into any agreement or grant any option for any such sale transfer lease loan or other disposal;

         (c) part with possession of any freehold or leasehold property grant or agree to grant any option or any licence tenancy or other right of occupation to any person or exercise the powers of leasing or agreeing to lease or of accepting or agreeing to accept surrenders provided that such restrictions shall not be construed as a limitation on the powers of any receiver appointed under this Debenture and being an agent of the Borrower;

         (d) pull down or remove or redevelop or make any material alteration to the whole or any part of any buildings or sever unfix or remove any fixtures or remove any plant or machinery belonging to or in use by the Borrower except for the purpose of effecting repairs or replacing the same;

         (e) redeem or purchase its own shares, or pay dividend and profit shares unless there is a minimum cash flow of US$500,000 after debit service is retained to support the operating costs of the reverse osmosis plant of the Borrower, and

         (f) amend or waive any of its rights under the agreement to produce portable water from sea water between the Borrower and the Government of the British Virgin Islands as amended by a supplemental agreement dated 14 March 1991 and a further supplemental agreement dated 24 January 1992 (hereinafter the "CONTRACT").

4        REPRESENTATIONS WARRANTIES AND COVENANTS BY THE BORROWER

4.1 The Borrower represents and warrants to the Bank as at the date of this Debenture and so long as any sums secured by this Debenture remain outstanding and undertakes that:

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         (a)      it is duly incorporated validly existing and in good standing under the laws of the British Virgin Islands;

         (b) it has and will at all times have the necessary power to enter into and perform its obligations under this Debenture;

         (c) this Debenture constitutes its legal valid binding and enforceable obligations and is a first priority security over the assets charged hereunder and every part thereof effective in accordance with its terms;

         (d) all necessary authorisations and consents to enable or entitle it to enter into this Debenture have been obtained and will remain in full force and effect during the subsistence of the security constituted by this Debenture;

         (e) the entry into and performance by it of, and the transactions contemplated by, this Debenture do not and will not:

                  (a) conflict with any law or regulation or judicial or official order;

                  (b) conflict with the constitutional documents of the Borrower; or

                  (c) conflict with any document which is binding upon the Borrower or any of its assets;

         (f) all approval from any government, tax monetary or other authorities have been obtained and are in full force and effect;

         (g) the execution of this Debenture and the borrowings and repayment of the loan will not contravene any agreement to which the Borrower is a party;

         (h) it is not in default under any agreement to which it is a party nor is it the subject of any actual, pending or threatened legal proceedings either of which has or may have a material adverse effect on the Borrower's financial condition;

         (i) the financial statements and all other financial and other information delivered to the Bank are true and accurate, do not omit any material facts or other information which might make them misleading and no material change has occurred since the date of those valuations or the dates when such other financial and other information was delivered to the Bank;

         (j) the Startup Date (as defined in the Contract) of the Contract is 31 May 1992 and the termination date is 31 May 2006, there have been no amendments to the Contract since the Supplemental Agreement # 2 dated 24 January 1992, and there have been no defaults under the Contract;

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         (k)      other than this Debenture, it has not assigned or agreed to assign, charge or in any way encumber any of its present or future rights, title and interest in and to the Contract or any of its other assets (other than a lien arising by operation of law in the ordinary course of trading);

         (l) no right of action is vested in any party under the Contract in respect of any representation, breach of condition, breach of warranty or breach of any other express or implied term by the Borrower thereunder; and

         (m) it has no knowledge of any fact that would or might prejudice or affect any right, power or ability of the Bank to enforce this Debenture or condition thereof.

4.2      The Borrower shall:

         (a) conduct and carry on its business in a proper and efficient manner and not make any substantial alteration in the nature of or mode of conduct of that business and keep or cause to be kept proper books of account and records relating to such business;

         (b) perform its obligations in a prompt and efficient manner and maintain and enforce its rights under the Contract and not do or omit to do anything in relation thereto which may reasonably be expected adversely and materially to affect the ability of the Borrower to perform its obligations under the Contract this Debenture or any agreement with the Bank;

         (c) keep all buildings and all plant machinery fixtures and fittings in good repair and condition and permit any person or persons nominated by the Bank free access at all times to view the state and condition thereof;

         (d) insure and keep insured such of its property as is insurable with such insurer and against such risks and in such amounts and otherwise in such terms as the Bank may require and will maintain such other insurances as are normally maintained by prudent companies carrying on similar businesses with the interest of the Bank noted upon all policies of such insurance or, if the Bank shall require, in the joint names of the Borrower and the Bank and will produce or deposit with the Bank all such policies and receipts for all premium and other payments necessary for effecting and maintaining such insurances;

         (e) apply any insurance proceeds in making good the loss or damage or at the Bank's option in or towards the discharge of the moneys obligations and liabilities secured by this Debenture;

         (f) punctually pay all rents taxes duties assessments and other outgoings and observe and perform all restrictive and other covenants under which any of the property subject to this Debenture is held;

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         (g)      pay into its account with the Bank all moneys which it may receive in respect of its book or other debts and all licence fees, royalties and other moneys deriving from its intellectual property and until such payment hold all such moneys on trust for the Bank;

         (h) deal with its book or other debts and all licence fees, royalties and other moneys deriving from its intellectual property in accordance with any directions from time to time given in writing by the Bank and in default of and subject to any such directions not release factor sell at discount charge assign or otherwise deal with such debts, licence fees, royalties or other moneys otherwise than by getting in and paying the same into such account;

         (i) deposit with the Bank all deeds certificates and documents constituting or evidencing title to the property or any part thereof charged by this Debenture and all insurance policies;

         (j) comply with the provisions of all present or future statutes and directives and every notice order or directions made under any of the foregoing;

         (k) not do or cause or permit to be done anything which may in any way depreciate, jeopardise or otherwise prejudice the value to the Bank of the security hereby charged;

         (l) provide the Bank with all financial and other information with respect to the assets, liabilities and affairs of the Borrower and its subsidiaries and associated companies (if any) that the Bank may form time to time require.

         (m) if required by the Bank, procure that each subsidiary of the Borrower shall guarantee to the Bank payment of all moneys, obligations and liabilities hereby covenanted to be paid and charge all its undertaking, property and assets to secure the same in such manner as the Bank shall from time to time require;

         (n) if required by the Bank, will cause each of its subsidiaries to, permit the Bank or any agent or representative of the Bank, examine and make copies of and abstracts from the records and books of account of the Borrower and visit the premises and properties of the Borrower and to discuss the affairs, finances and accounts of the Borrower and its subsidiaries with any of the officers or knowledgeable employees of the Borrower or such subsidiaries.

4.3 The Borrower hereby further covenants with the Bank that during the continuance of the security constituted by this Debenture the Borrower will:

         (a) furnish to the Bank copies of the profit and loss account, balance sheet and directors' report in respect of each financial year of the Borrower, its holding companies and such of the subsidiaries of the Borrower or its holding companies as the Bank may from time to time require showing a true and fair view of their

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                  respective affairs, profit or loss and source and application of funds certified by duly qualified auditors approved by the Bank forthwith upon the same becoming available and not in any event later than the expiration of ninety (90) days from the end of such financial year and also at the time of issue copies of all, annual reports and other information of a financial or business nature circulated to shareholders or to any class of creditors and from time to time such other information, statements, forecasts and projections of the Borrower, its holding companies and the subsidiaries of the Borrower as the Bank may require;

         (b) at the request of the Bank furnish copies of annual financial statements of its shareholders, and promptly inform the Bank of its financial position generally which would be material to be known to a director or a lender;

         (c) furnish the Bank with copies of all notices given to or received from any person in relation to the Contract promptly after the same are given or as the case may be received;

         (d) notify the Bank immediately of any default or event likely to cause a default of the Borrower or the Government of the British Virgin Islands under the terms of the Contract, and of any action taken by any party or any act or event which could terminate or invalidate the Contract;

         (e) maintain in full force and effect all government tax monetary and other approval consents and licences required to enable the Borrower to maintain its corporate status to continue to carry on its business and affairs.

4.4 If the Borrower shall fail to satisfy the Bank that it has performed any of its obligations under clauses 4.2 and 4.3, then the Bank may take such steps as it considers appropriate procure the performance of such obligation and shall not thereby be deemed to be a mortgagee in possession and the moneys expended by the Bank shall be reimbursed by the Borrower on demand and until so reimbursed shall carry interest as mentioned in clause 1 from the date of payment to the date of reimbursement.

5        ENFORCEMENT

5.1      This Debenture shall become enforceable:

         (a)      upon demand by the Bank;

         (b) if any of the moneys obligations and liabilities secured by this Debenture shall not be paid or discharged by the Borrower in accordance with clause 1 immediately upon it coming due; or

         (c) if the Borrower shall be in breach of any provision of this Debenture or of any agreement containing any terms and conditions of or applicable to the moneys obligations and liabilities secured by this Debenture; or

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         (d)      upon the presentation of a petition for the winding up of the
                  Borrower or an order made or the passing by the Borrower of a resolution for voluntary winding up; or

         (e) if an encumbrancer shall take possession of or a receiver shall be appointed over or any secured creditor of the Borrower shall seek to enforce his security in respect of all or any of the property or assets charged by this Debenture; or

         (f) if the Borrower shall enter into any composition or arrangement for the benefit of its creditors; or

         (g) if any information, representation, warranty or undertaking from time to time provided or made to the Bank by the Borrower is or becomes incorrect or misleading in a material respect; or

         (h) if the Borrower defaults under the Contract, or any trust deed, loan agreement, debenture or other agreement or obligation relating to borrowing (which expression includes all liabilities in respect of accepting, endorsing or discounting any notes or bills, all unpaid rental and other liabilities, present and future, under hire-purchase, credit sale, conditional sale, leasing and similar agreements the purchase price or charge for all acquisitions or services payment of which is deferred for three months or more and all liabilities under debt purchase, factoring and like agreements contingent on non-payment of any debt) or under any guarantee (which expression includes all contingent liabilities undertaken in respect of the obligations or liabilities of any third party including all guarantees, indemnities or bonds whether constituting primary or secondary obligations or liabilities) or if any borrowing or other money payable under any of the foregoing becomes or is capable of being declared payable prior to its stated maturity or is paid when due or if any debenture, mortgage, charge or other security from time to time created by the Borrower becomes enforceable; or

         (i) if any judgment or order made against the Borrower is not complied with within seven days from the date of entry thereof or if an execution, distress, sequestration or other process is levied or enforced upon or sued out against any part of the undertaking, property, assets or revenues of the Borrower; or

         (j) if the Borrower stops payment or agrees to declare a moratorium or becomes or is deemed to be insolvent or unable to pay its debts within the meaning of the Companies Act (British Virgin Islands) or when they fall due or if a notice is issued convening a meeting of or the Borrower proposes to enter into any composition or arrangement with its creditors or any class of its creditors; or

         (k) if any material part of the assets or revenues of the Borrower is sold or disposed of or threatened to be sold or disposed of (otherwise than in the normal course of trading) whether in a single transaction or a number of transactions or is nationalised, compulsorily acquired, seized or appropriated or if any partnership

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                  of which the Borrower is or becomes a partner is dissolved; or

         (l) if any part of the security hereby created or any guarantee, indemnity or other security for any money obligation or liability hereby secured fails or ceases in any respect to have full force and effect or to be continuing or is terminated or disputed or becomes in jeopardy, invalid or unenforceable; or

         (m) if any licence, authorisation, consent or registration at any time necessary or desirable to enable the Borrower to comply with its obligations to the Bank or to carry on its business in the normal course shall be revoked, withheld or materially modified or shall fail to be granted or perfected or shall cease to remain in full force and effect; or

         (n) if control of the Borrower is acquired by any person or group of connected persons not having control of the Borrower at the date hereof (unless with the prior consent in writing of the Bank); or

         (o) if it becomes illegal under any law applying to the Bank for it to make or maintain any credit facility secured by this Debenture; or

         (p)      if:

                  (i) any of the foregoing events occurs without the prior consent in writing of the Bank in relation to: (A) any third party which now or hereafter has guaranteed or provided security for or given an indemnity in respect of any obligation and liabilities hereby secured; or (B) any subsidiary or holding company of the Borrower of any such third party or any subsidiary of any such holding company; or

                  (ii) any individual now or hereafter liable as such third party shall commit an act of bankruptcy, die or become of unsound mind;

         (q) the Borrower shall have failed to repay, forthwith, any obligation or liability which has become illegal for the Bank to continue to hold, fund or maintain due to a change in, or in the interpretation of, any law or regulation or compliance with any guidelines or request from any governmental authority (whether or not having the force of law); or

         (r) if the Borrower shall cease or threaten to cease to carry on its business, or any other event shall take place which in the opinion of the Bank puts in jeopardy all or any part of the security created by this Debenture.

5.2 The Borrower hereby covenants to immediately notify the Bank in writing of the occurrence of any enforceable event specified in clause 5.1 or of the occurrence of any event or circumstance which with the lapse of time will or may constitute an enforceable event.

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6.       RECEIVER

6.1 At any time after this Debenture has become enforceable or if the Borrower so requests in writing the Bank may without further notice to the Borrower appoint by writing under hand or under seal any one or more persons (whether an officer of the Bank or not) either singly jointly severally or jointly and severally to be a receiver, receiver and manager or administrative receiver (each a "Receiver") of all or any part of the property charged by this Debenture and either at the time or appointment or any time thereafter may fix his or their remuneration and except as otherwise required by statute may remove any such Receiver and appoint another or others in his or their place.

6.2 Any Receiver shall be the agent of the Borrower which shall be solely responsible for his acts and defaults and the payment of his remuneration,

6.3      Any Receiver shall:

         (a) take possession of collect and get in all or any part of the property in respect of which he is appointed and for that purpose to take any proceedings in the name of the Borrower or otherwise as may seem expedient;

         (b) carry on or concur in carrying on the business of the Borrower and to raise money from the Bank or others on the security of any property charged by this Debenture;

         (c) purchase or acquire any land and purchase, acquire and grant any interest in or right over land;

         (d) sell or concur in selling let or concur in letting and terminate or accept surrenders of leases or tenancies or any of the property charged by this Debenture and to carry any such transactions into effect;

         (e) sell, assign let or otherwise dispose of or concur in selling, assigning, letting or otherwise disposing of all or any of the debts and any other property in respect of which he is appointed;

         (f) make any arrangement or compromise between the Borrower and any other person which he may think expedient;

         (g)      make and effect all repairs improvement and insurances;

         (h)      purchase materials tools equipment goods or supplies;

         (i) call up any uncalled capital of the Borrower with all the powers conferred by the Memorandum and Articles of Association of the Borrower in relation to calls;

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         (j)      employ engage and appoint managers and other employees and professional advisers;

         (k) do all such other acts and things as may be considered to be incidental or conducive to any other matters or powers aforesaid or to the realisation of the security constituted by this Debenture and which he lawfully may or can do.

7        APPLICATION OF PROCEEDS

7.1 Any moneys received by the Bank or any Receiver shall subject to the repayment of any claims having priority to the charges created by this Debenture be applied in the following order but without prejudice to the right of the Bank to recover any shortfall from the Borrower:

         (a) in the payment of all costs charges and expenses of and incidental to the appointment of the Receiver and the exercise of all or any of his powers and of all outgoings paid by him;

         (b)      in the payment of the Receiver's remuneration;

         (c) in or towards the satisfaction of the moneys obligations and liabilities secured by Debenture in such order as the Bank in its absolute discretion thinks fit;

         (d) in payment of the surplus (if any) to the person or persons entitled to it.

7.2 All moneys received recovered or realised by the Bank under this Debenture may be credited at the discretion of the Bank to any suspense or impersonal account and may be held in such account for so long as the Bank shall think fit pending its application from to time in or towards the discharge of any of the moneys obligations and liabilities secured by this Debenture.

8        PROTECTION OF THIRD PARTIES

8.1 No person dealing with a Receiver or the Bank shall be concerned to enquire whether any power which he or it is purporting to exercise has become exercisable or whether any money is due under this Debenture or as to the application of any money paid raised or borrowed or as to the propriety or regularity of any sale by or other dealing with such Receiver or the Bank. All the protection to purchasers contained in any statute shall apply to any person purchasing from or dealing with a Receiver or the Bank.

9        ENTRY INTO POSSESSION

9.1 If the Bank or any Receiver shall enter into possession of the property hereby charged or any part thereof it or he may from time to time and at any time go out of such possession. Neither the Bank nor any Receiver shall in any circumstances (either by reason of any entry into or taking of possession of any such property or for any other reason and

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         whether as mortgagee in possession or on any other basis) be liable to account to the Borrower for anything except its or his actual receipts or be liable to the Borrower for any loss or damage arising from any realisation of the property hereby charged or from any act default or omission in relation thereto.

10       POWER OF ATTORNEY

10.1 the Borrower irrevocably appoints the Bank any Receiver and any person nominated by the Bank jointly and also severally to be the attorney of the Borrower with the power of substitution and in its name and otherwise on its behalf and as its act and deed to sign or execute all deeds instruments and documents which the Bank or any Receiver may require or deem proper for any of the purposes of or which the Borrower ought to do under this Debenture. The Borrower agrees to ratify and confirm anything such attorney shall lawfully and properly do.

11       CURRENCY INDEMNITY

11.1 For the purpose of or pending the discharge of any of the moneys obligations and liabilities secured by this Debenture the Bank may convert any moneys received recovered or realised by the Bank under this Debenture (including the proceeds of any previous conversion) from their existing currency into such other currency as the Bank may think fit and any such conversion shall be effected at the Bank's then prevailing spot selling rate of exchange for such other currency against the existing currency. As a separate and independent obligation the Borrower agrees to indemnify and hold harmless the Bank against any shortfall between any amount received or recovered by it in respect of any payment due under this Debenture and converted in accordance with the clause into the currency in which such amount was payable and the amount in such currency which was due and payable to the Bank under this Debenture.

12       NEW ACCOUNTS

12.1 If the Bank shall at any time receive actual or constructive notice of any charge or other interest affecting any part of the property hereby charged then the Bank may open a new account or accounts for the Borrower and if the Bank does not do so then the Bank shall be treated as if it had in fact done so at the time when it received or was deemed to receive notice and as from that time all payments made by the Borrower to the Bank shall be credited or treated as having been credited to the new account and shall not operate to reduce the amount secured by this Debenture at the time when the Bank received or was deemed to received such notice.

13       PRIOR CHARGES

13.1 If there is any encumbrance over any of the property charged by this Debenture which ranks in priority to this Debenture and any proceedings or steps are taken to exercise or enforce any powers or remedies conferred by such prior encumbrance the Bank or any Receiver appointed under this Debenture in respect or such property may (but without

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

         prejudice to any rights the Receiver) redeem such prior encumbrance or procure its transfer to itself and may settle and pass the accounts of any prior mortgagee, chargee or encumbrancer. Any account so settled and passed shall be conclusive and binding on the Borrower and all the principal interest costs charges and expenses of and incidental to such redemption or transfer shall be secured on the property charged by this Debenture and all the powers conferred by any prior encumbrance upon the encumbrancer or any receiver thereunder shall be exercisable by the Bank or a Receiver in like manner as if the same were expressly included in this Debenture.

14       FURTHER ASSURANCE

14.1 The Borrower shall at its own cost whenever requested by the Bank immediately execute and sign all such deeds and documents and do all such things as the Bank may require for the purpose of perfecting or more effectively providing security to the Bank for the payment and discharge of the moneys obligations and liabilities secured by this Debenture or to facilitate the realisation of the property and assets mortgaged and charged by this Debenture or the exercise of any rights vested in the Bank or any Receiver.

15       SET-OFF

15.1 The Bank may at any time and without notice to the Borrower combine or consolidate all or any of the Borrower's then existing accounts with and liabilities to the Bank and set off or transfer any sum or sums standing to the credit of any one or more of such accounts in or towards satisfaction of any of the liabilities of the Borrower to the Bank on any other account or in any other respects. The Bank shall notify the Borrower that such a transfer has been made.

16       COSTS AND INDEMNITY

16.1 All reasonable costs, expenses and disbursements incurred by the Bank in relation to this Debenture or the moneys obligations and liabilities hereby secured including for the avoidance of doubt all amounts the Bank may incur in the negotiation, preparation and completion, and in the maintenance, protection and enforcement of any of its rights, and may from time to time require to compensate it for its internal management and administrative costs and expenses, stamp duty and legal fees (attorney-and-own-client basis), and any amount which the Bank may certify to be necessary to compensate the Bank for any increased costs or reduction in return resulting from compliance with any change in, or in the interpretation of any law or regulation of any official directive or request (whether or not having the force of law), shall be reimbursed by the Borrower to the Bank on demand on a full indemnity basis and until so reimbursed shall carry interest in accordance with the provisions set out in clause 1 from the date of payment to the date of reimbursement and be secured on the property charged by this Debenture. A certificate signed by the Bank as to the amount of such costs and expenses shall be conclusive and binding upon the Borrower.

16.2 The Bank and every Receiver attorney or other person appointed by the Bank under this Debenture and their respective employees shall be entitled to be indemnified on a full indemnity basis out of the property charged by this Debenture in respect of all liabilities and expenses incurred by any of them in or directly or indirectly as a result of the exercise or purported exercise of any of the powers authorities or discretions vested in them under this Debenture and against all actions proceedings losses costs claims and demands in respect of any matter or thing done or omitted in any way relating to the property charged by this Debenture and the Bank and any such Receiver may retain and pay all sums in respect of the same out of the moneys received under the powers conferred by this Debenture.

17       MISCELLANEOUS

17.1 The Bank may without discharging or in any way affecting the security created by this Debenture or any remedy of the Bank grant time or other indulgence or abstain from exercising or enforcing any remedies securities guarantees or other rights which it may now or in the future have from or against the Borrower and may make any arrangement variation or release with any person or persons without prejudice either to this Debenture or the liability of the Borrower for the moneys obligations and liabilities secured by this Debenture.

17.2 The Borrower shall not assign or transfer any rights or obligation under this Debenture. The Bank shall have a full and unfettered right, on giving written notice to the Borrower, to assign the whole or any part of the benefit and/or obligations of this Debenture and the expression "the Bank" shall include its successors and assigns and the Bank shall be entitled to disclose any information to any actual or prospective assignee successor or participant.

17.3 The provisions of this Debenture shall be severable and if at any time any one or more such provisions is or becomes invalid illegal or unenforceable the validity legality and enforceability of the remaining provisions shall not in any way be impaired.

17.4 The rights and remedies of the Bank provided by this Debenture are cumulative and are not exclusive of any rights powers or remedies provided by law and may be exercised from time to time and as often as the Bank may deem expedient.

17.5 Any reference in this Debenture to any statute or any section of any statute shall be deemed to include reference to any statutory modification or re-enactment thereof for the time being in force.

18       NOTICES

18.1 Any demand or notice under this Debenture shall be in writing and may be served personally on any director or the secretary of the Borrower or may be sent by post telex or facsimile or may be delivered to the registered office of the Borrower or its last known place of business. If such demand or notice is sent by post it shall be deemed to have been received seven days after it was posted and shall be effective notwithstanding that it was not in fact delivered or was returned undelivered. If sent by telex or facsimile it shall be deemed to have been received (whether or not actually received) at the time of dispatch.

19       GOVERNING LAW AND JURISDICTION

19.1 This Debenture shall be governed by and construed in accordance with the laws of the British Virgin Islands and the Borrower irrevocably submits to the non-exclusive jurisdiction of the courts of the British Virgin Islands and the courts of Bermuda.

IN WITNESS WHEREOF this Debenture has been executed as a deed the day and year first above written.

THE COMMON SEAL of Ocean                  )    /s/ [ILLEGIBLE]
Conversion (BVI) Ltd was hereunto affixed )    ---------------------------
and attested to by Glenn Harrigan and                Director
Romney Penn, directors                    )    /s/ [ILLEGIBLE]
in the presence of:                       )    ---------------------------
                                          )    Director
/s/ [ILLEGIBLE]
-------------------------
Witness

THE COMMON SEAL of The Bank of            )    /s/ [ILLEGIBLE]
N.T. Butterfield and Son Limited was      )    ---------------------------
hereunto affixed and attested to by       )    Authorised Signatory

______________________________
in the presence of:

/s/ [ILLEGIBLE]
--------------------------------
Witness

                                                                          [SEAL]

                                    AFFIDAVIT

         I Carlene Herbert of McNamara, Tortola, British Virgin Islands, make OATH and SAY as follows:-

1. I was present at Road Town, Tortola, British Virgin Islands on the 15th day of July, 2002 and did then and there see Glenn Harrigan and Romney Penn as Directors of OCEAN CONVERSION (BVI) LTD duly sign the foregoing Debenture and affix the Company's Seal thereto.

2. The signatures "Glenn Harrigan" and "Romney Penn" duly set and subscribed to the said Debenture at the foot or end thereof opposite the Seal of the party of the One Part executing the same are of the proper handwritings of Glenn Harrigan and Romney Penn aforesaid and the signature "Carlene Herbert" thereto also set and subscribed as that of the witness attesting the due execution thereof by Glenn Harrigan and Romney Penn on behalf of OCEAN CONVERSION (BVI) LTD aforesaid is of the proper handwriting of me this deponent.

SWORN at Road Town, Tortola     )

British Virgin Islands          )       /s/ [ILLEGIBLE]
                                        -----------------------------
this 15th day of July, 2002     )

                                )

         BEFORE ME:

/s/ [ILLEGIBLE]
-----------------------------
NOTARY PUBLIC

[SEAL]       [SEAL]

                                    AFFIDAVIT

         I BETH TAYLOR VESEY of 2 Cherry Dale, Smith's, Bermuda, make OATH and SAY as follows:-

1. I was present at the offices of the Bank of N.T. Butterfield & Son Ltd. on the 22nd day of august, 2002 and did then and there see Michael A. McWatt & Philip C. Jones an authorised signatory of THE BANK OF N.T. BUTTERFIELD & SON LIMITED duly sign the foregoing Debenture and affix the Company's Seal thereto.

2. The signature "[ILLEGIBLE]" duly set and subscribed to the said Debenture at the foot or end thereof opposite the Seal of the party of the One Part executing the same is of the proper handwriting of Michael McWatt & Philip Jones aforesaid and the signature "[ILLEGIBLE]" thereto also set and subscribed as that of the witness attesting the due execution thereof by [ILLEGIBLE] Michael McWatt, Philip C. Jones on behalf of THE BANK OF N.T. BUTTERFIELD & SON LIMITED aforesaid is of the proper handwriting of me this deponent.

SWORN at City of Hamilton,    )

Island of Bermuda             )

                                      /s/ [ILLEGIBLE]
this 22nd day of August, 2002 )       -----------------------------

                              )

         BEFORE ME:

/s/ [ILLEGIBLE]
--------------------------
NOTARY PUBLIC

Seal

         JOHN BARRITT
         NOTARY PUBLIC
         "CEDAR HOUSE"
        41 CEDAR AVENUE
        HAMILTON, BERMUDA                                                 [SEAL]